MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                 Supplement dated May 14, 2004 to the
                    Prospectus dated July 25, 2003


	The section in the prospectus captioned "About the Portfolio Managers" appearing on page 10 is amended as follows:

	The description of the Fund's portfolio manager is deleted and the following description is inserted below the heading:

Robert Zidar and Dominic Vignola have been the Fund's co-portfolio managers since 2004 and are responsible for the day-to-day management of the Fund.
Mr. Zidar has been a Director of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2000 and has been a portfolio manager in the equity management group of MLIM since 1998. Prior to joining MLIM, Mr. Zidar was a technology analyst and a member of the growth group at Robertson Stephens Investment
Management.   Mr. Vignola has been a Vice President of MLIM since 2000 and has been a member of MLIM's Global Technology team since 2000. Prior to joining MLIM, Mr. Vignola was a technology sector analyst for Deutsche Asset Management.






Code # 19027-0703SUP